Putnam
California
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "There is one type of staid, secure bond fund that has been overlooked amid the global scramble for safety, and that is now emerging as the best bargain in the bond market: municipal bond funds."

               -- The Wall Street Journal, October 5, 1998

* "In the current global economic environment, we believe one of the most important features of Putnam California Tax Exempt Income Fund's portfolio is its emphasis on the highest state credit quality."

               -- Leslie J. Burke, fund manager

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

22 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The Golden State did not escape the effects of the world's volatile market environment during the year ended September 30, 1998, as the management team of Putnam California Tax Exempt Income Fund can attest. California's economy was still robust enough to deliver a state government budget surplus. Business nevertheless began to feel the effects of a drop-off in exports to Asia toward the end of the period.

Heavy demand for municipal bonds made the search for securities that meet the fund's exacting selection criteria more challenging than ever. A strategy of focusing on intermediate-term bonds and searching out attractive refunding opportunities helped maintain price stability while meeting the fund's objective of providing high current income consistent with preservation of capital.

I am pleased to introduce Leslie J. Burke as your fund's new manager. Leslie joined Putnam in 1992 as a credit analyst in the Tax Exempt Bond Group, specializing in the health-care industry and general obligation bonds. She has 12 years of investment experience. In the following report, Leslie reviews fiscal '98 results and discusses prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 18, 1998



Report from the Fund Manager
Leslie J. Burke

Throughout Putnam California Tax Exempt Income Fund's 1998 fiscal year, we pursued the fund's objective of seeking high current income while making low price volatility a priority. In addition to emphasizing quality, we kept the portfolio's duration on the low side, buying long-term municipal bonds but using Treasury futures to bring the portfolio's duration back into the neutral range.

During the recent drop in interest rates, this strategy caused the fund's performance to lag that of other municipal bond funds that were using a higher risk/reward approach. We believe our strategy is in keeping with the fund's emphasis on high levels of tax-free income with preservation of capital, especially during this volatile period. For the 12 months ended September 30, 1998, the fund's class A shares provided a total return of 7.75% at net asset value and 2.68% at public offering price. Results for other classes of shares and performance details for longer periods appear on pages 9 and 10.

* STRENGTHS AND WEAKNESSES IN CALIFORNIA'S ECONOMY

The California economy remains on solid economic ground, both in absolute terms and in relation to the economies of other states. After years of large deficits, California is expected to close 1998 with a surplus of $1.7 billion to carry into 1999. However, rapidly contracting exports to Asia could jeopardize future growth. Trade with Asia declined 8% in the first quarter of 1998 and an additional 12% in the second quarter. California has relatively little trade with the strongest international markets (those in Europe) and significant exposure to negative or no-growth economies.

Nevertheless, California state general obligation (GO) bonds were recently upgraded -- something we have been anticipating for about two years. Since the fund has a large position in GOs, this positive change may mean that the fund has generated the maximum gain from this position and that it may be time to reallocate these assets to areas with more price appreciation potential.

Several fund holdings have benefited from the strength of the California economy. For example, the fund holds bonds issued to finance two high-profile toll roads, the San Joaquin and Foothills. Now that these roads are up and running in a strong economic environment, the turnpike authority's solid credit footing allows refunding of these issues. San Joaquin was refunded this year and Foothills will likely follow suit. While we viewed these holdings favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* FUND SEEKS TO BENEFIT FROM FLIGHT TO QUALITY

In the current economic environment, we believe one of the most important features of the fund's portfolio is its emphasis on the highest credit quality. Throughout fiscal 1998, an unprecedented string of international events -- including financial chaos in the Pacific Rim, currency devaluations and defaults in Russia, and most recently, plunging markets in Latin America -- triggered market volatility. The world markets are facing a potential global liquidity crisis and declining exports are affecting U.S. corporate profits. Investors have responded by seeking high-quality fixed-income investments, chiefly U.S. Treasury bonds.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and sewerage     19.0%

Utilities              10.5%

Transportation          9.8%

Health care             8.8%

Education               4.8%

Footnote reads:
*Based on net assets as of 9/30/98. Holdings will vary over time.


Foreign demand for U.S. Treasuries has driven up prices and depressed yields. But foreign investors do not gain from the tax-exempt benefit of U.S. municipals, and thus the municipal market has not participated in the rally. Moreover, domestic investors have had difficulty looking beyond Treasuries. Although high-quality municipal bonds are also a safe haven, until recently this huge market has been overlooked. With Treasury bond prices at new highs, investors are beginning to realize the exceptional investment opportunities that quality municipal bonds provide, and we believe our focus on high-quality bonds is positioning your fund to benefit from this trend.

* FED EASES RATES TO SUPPORT MARKETS

Against this backdrop of global economic turmoil and faced with questions about prominent Wall Street companies involved in bailouts, the Federal Reserve Board recently eased interest rates just before the end of the fund's fiscal year. As a result, the yield on the benchmark 30-year Treasuries fell to 4.84%, the lowest level for long-term bonds since the late 1960s.

In the past, the Fed has rarely made just one move. Rate adjustments tend to occur slowly, following a carefully orchestrated program. Therefore, while the timing came as a surprise, the Fed's move to cut rates by another quarter point in mid October was not unexpected in its continuing effort to support the economy and stabilize the markets.

* TAXABLE MARKETS OFTEN FORECAST MUNICIPAL MARKET TRENDS

The municipal market maintains a relatively low profile, and events within it rarely make financial headlines. In the past few months, this has been an advantage; compared with other securities, municipal bonds have been less volatile. However, we have found that trends in taxable markets often forecast developments in the municipal bond markets and we plan our strategies accordingly.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Ba -- 1.7%

Baa -- 9.9%

A -- 12.4%

Aa -- 12.8%

B -- 1.3%

VMGI -- 0.3%

Aaa -- 61.6%


Footnote reads:
*As a percentage of market value as of 9/30/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


One particularly important trend recently has been an increase in quality spreads. Typically lower-rated bond issuers must offer much higher yields to attract investors. The spread differential is influenced, in part, by broad market trends. In uncertain times, the difference in yields between higher- and lower-quality bonds tends to widen.

As developments in Asian economies slowed earnings and corporate profits for many companies, we began to notice wider spreads in the taxable markets. The municipal markets began to follow suit this fall. Initially this trend was most visible in such corporate municipal bond issuers as industrial development bonds, which are most sensitive to corporate profits. By late September, spreads in the municipal health-care sector also began to widen, likely influenced by the bankruptcy of a high-profile hospital in Pennsylvania.

The pace of trading has been slow so far, and investors are growing cautious. In time, this may lead to buying opportunities in the health-care sector, but for the moment we are looking for opportunities in higher-quality municipal bonds.

* INVESTMENT STRATEGIES FOR COPING WITH VOLATILE MARKETS

In an effort to maximize income and minimize price fluctuation, we have been moving toward a more bulleted portfolio, concentrating on holdings in the intermediate range (5 to 12 years). We believe the best values and the best opportunities for appreciation are likely to occur in this part of the yield curve.

Another effective strategy has been our use of inverse floating rate bonds, which produce above-average income streams by splitting a bond into two pieces, one short-term and one long-term. The fund earns whatever the long-term piece brings in, minus earnings from the short-term piece. For example, if the yield curve becomes steeper, as it did at the end of the fiscal year, the fund takes in 6%, pays out 2%, and nets 4%.

* CAUTION AND CALL PROTECTION DRIVE STRATEGY FOR FISCAL '99

One goal we believe is important as we adjust the portfolio is to secure more call protection, especially in light of declining interest rates. Currently the supply of municipal bonds in California is low relative to demand, so it is a seller's market; therefore, our opportunity to purchase bonds with the kind of features we want for the fund is rather limited. At some point, possibly toward year's end, we expect to see a pickup in new issues. As supply expands, we will work directly with underwriters to structure more call protection into the offerings that interest us.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/98, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking high current income free from federal and California income taxes, consistent with capital preservation.


TOTAL RETURN FOR PERIODS ENDED 9/30/98

                                Class A           Class B           Class M
(inception date)               (4/29/83)         (1/4/93)          (2/14/95)
                              NAV      POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
1 year                       7.75%    2.68%    7.05%    2.05%    7.43%    3.96%
------------------------------------------------------------------------------
5 years                     32.84    26.60    28.59    26.60    30.71    26.48
Annual average               5.84     4.83     5.16     4.83     5.50     4.81
------------------------------------------------------------------------------
10 years                   117.66   107.32   101.30   101.30   109.03   102.26
Annual average               8.09     7.56     7.25     7.25     7.65     7.30
------------------------------------------------------------------------------
Life of fund               264.39   247.07   221.73   221.73   240.52   229.44
Annual average               8.75     8.40     7.87     7.87     8.27     8.04
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/98

                                  Lehman Bros.
                                Municipal Bond       Consumer
                                     Index          Price Index
------------------------------------------------------------------------------
1 year                                8.72%            1.36%
------------------------------------------------------------------------------
5 years                              36.38            12.61
Annual average                        6.40             2.40
------------------------------------------------------------------------------
10 years                            123.12            36.39
Annual average                        8.36             3.15
------------------------------------------------------------------------------
Life of fund                        283.20            65.72
Annual average                        9.10             3.33
------------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
9/30/88

                                Lehman Brothers
               Fund's class A   Municipal Bond   Consumer Price
Date           shares at POP       Index             Index

9/30/88            9,525           10,000              10,000
9/30/89           10,442           10,868              10,434
9/30/90           11,043           11,607              11,077
9/30/91           12,446           13,137              11,452
9/30/92           13,733           14,510              11,795
9/30/93           15,605           16,358              12,112
9/30/94           15,053           15,962              12,470
9/30/95           16,568           17,748              12,787
9/30/96           17,697           18,820              13,171
9/30/97           19,240           20,520              13,454
9/30/98          $20,732          $22,312             $13,639


Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $20,130 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,903 ($20,226 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/98

                                Class A       Class B      Class M
------------------------------------------------------------------------------
Distributions (number)             12            12           12
------------------------------------------------------------------------------
Income                         $0.434485     $0.376936    $0.407673
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                       0.030000      0.030000     0.030000
------------------------------------------------------------------------------
Short-term                      0.011000      0.011000     0.011000
------------------------------------------------------------------------------
  Total                        $0.475485     $0.417936    $0.448673
------------------------------------------------------------------------------
Share value:                  NAV      POP       NAV      NAV      POP
------------------------------------------------------------------------------
9/30/97                     $8.71    $9.14     $8.70    $8.70    $8.99
------------------------------------------------------------------------------
9/30/98                      8.89     9.33      8.88     8.88     9.18
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2       4.71%    4.49%     4.07%    4.41%    4.27%
------------------------------------------------------------------------------
Taxable equivalent3          8.60     8.19      7.42     8.06     7.79
------------------------------------------------------------------------------
Current 30-day SEC yield4    3.99     3.80      3.32     3.68     3.56
------------------------------------------------------------------------------
Taxable equivalent3          7.28     6.94      6.06     6.72     6.50
------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Quality Bond Fund +

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.
               Contact Putnam for details.

[SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended September 30, 1998


To the Trustees and Shareholders of
Putnam California Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund (the "fund") at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 1998




Portfolio of investments owned
September 30, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
LOC             -- Letter of Credit
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.1%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE

California (97.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Abag Fin.Auth.(Non-Profit Corps) COP
                       (Episcopal Homes Foundation)
     $    7,500,000    5 1/8s, 7/1/18                                                           A-          $    7,565,625
          4,000,000    5 1/8s, 7/1/13                                                           A-               4,060,000
         16,000,000  Anaheim, IF COP, MBIA, 8.87s, 7/16/23                                      Aaa             20,300,000
         24,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA, 9.03s,
                       12/28/18                                                                 Aaa             32,040,000
         10,000,000  Anaheim, Pub. Fin. Auth. Rev. Bonds
                       (Pub. Improvements), Ser. A, FSA, 5s, 3/1/37                             Aaa             10,012,500
         30,275,000  Berkeley, Hlth. Fac. Rev. Bonds
                       (Alta Bates Med. Ctr.), Ser. A, 6.55s, 12/1/22                           A+              34,097,219
         10,000,000  Beverly Hills, COP (Civic Ctr. Impt.),
                       6 3/4s, 6/1/19                                                           AA-             10,389,700
         15,745,000  CA Edl. Fac. Auth. Rev. Bonds
                       (U. of Southern CA), Ser. B, 6 3/4s, 10/1/15                             AA              16,594,915
                     CA Hlth. Fac. Auth. Rev. Bonds
          2,000,000    (Summit Med. Ctr.), Ser. A, 7.6s, 5/1/15                                 Baa3             2,089,540
         12,335,000    (Summit Med. Ctr.), Ser. B, 7.6s, 5/1/15                                 Baa3            12,887,238
          9,000,000    (CedarKnoll), Ser. B, 7 1/2s, 8/1/20                                     A+               9,798,750
          7,175,000    (Summit Med. Ctr.), Ser. B, 7 1/2s, 5/1/09                               Baa3             7,492,135
         10,000,000    (Mercy Hlth. Syst.), Ser. C, MBIA, 7 1/4s,
                       7/1/15 (SEG)                                                             Aaa             10,467,400
         21,000,000    (Catholic Healthcare West.), Ser. A, AMBAC,
                       5s, 7/1/21                                                               Aaa             20,973,750
         35,385,000  CA Hlth. Fac. Fin. Auth. IFB, stepped-coupon,
                       Ser. B, MBIA, 4.62s, (5s, 1/1/99), 7/1/14 (STP)                          AAA             35,960,006
         14,300,000  CA Housing Fin. Agcy. IFB, FHA Insd., 8.945s,
                       8/1/23                                                                   Aa2             16,874,000
         10,290,000  CA Poll. Control Fin. Auth. Solid Waste Disp.
                       Rev. Bonds (Keller Canyon Landfill Co.),
                       6 7/8s, 11/1/27                                                          A3              11,293,275
         38,525,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
                       (Jt. Pwrs. Agcy.), Ser. B, MBIA, 8.1s, 3/1/18                            Aaa             39,272,000
                     CA State G.O. Bonds
         37,100,000    FRB, 8.3s, 9/1/12
                       (acquired 7/11/96, cost $36,543,500) (RES)                               A1              52,032,750
         10,000,000    AMBAC, 6 1/2s, 9/1/06                                                    Aaa             11,762,500
         24,365,000    6s, 2/1/10                                                               A1              28,293,856
         16,365,000    6s, 10/1/08                                                              A1              18,983,400
         14,700,000    6s, 2/1/08                                                               A1              16,923,375
         16,545,000    AMBAC, 5 1/2s, 4/1/11                                                    Aaa             18,509,719
         36,570,000    5 1/2s, 10/1/07                                                          A1              40,958,400
         26,570,000    5 1/2s, 10/1/06                                                          A1              29,525,913
         10,000,000    (Veterans), Ser. BH, 5.4s, 12/1/14                                       A1              10,262,500
         10,000,000    (Veterans), Ser. BH, 5.35s, 12/1/13                                      A1              10,262,500
         10,000,000    (Veterans), Ser. BH, 5 1/4s, 12/1/12                                     Aaa             10,300,000
         20,800,000    Ser. 33, MBIA, zero %, 10/1/11                                           A1              11,804,000
         60,000,000    Ser. 27, MBIA, zero %, 9/1/11                                            A1              34,200,000
         25,500,000  CA State Rev. Bonds, FGIC, 8s, 11/1/07                                     Aaa             32,225,625
                     CA State Dept. Wtr. Res.
         24,200,000    IFB (Central Valley), 9.882s, 12/1/12
                       (acquired 11/27/92, cost $25,593,859) (RES)                              Aa2             37,933,500
         15,530,000    Rev. Bonds (Central Valley), 5s, 12/1/29                                 Aa2             15,568,825
         25,000,000    Rev. Bonds, Ser. O, MBIA, 4 3/4s, 12/1/29                                Aaa             24,468,750
                     CA State Pub. Wks. Board Lease Rev. Bonds
          7,205,000    (CA Cmnty. Colleges), Ser. A, 5 1/2s, 12/1/09                            A2               8,006,556
          6,000,000    (Regents U. CA), Ser. A, 5 1/4s, 12/1/09                                 AA3              6,592,500
          6,000,000    (Regents U. CA), Ser. A, 5 1/4s, 12/1/07                                 AA3              6,615,000
          6,555,000    (Libr. & Courts Annex), Ser. A, 5s, 5/1/18                               A2               6,555,000
                     CA State Pub. Wks. Board Lease Rev. Bonds
         20,690,000    (U. of CA), Ser. A, 7s, 9/1/15                                           Aaa             22,396,925
         24,000,000    (Dept. of Corrections-State Prisons),
                       Ser. A, 7s, 9/1/09                                                       Aaa             25,980,000
         28,000,000    (Dept. of Corrections-State Prisons),
                       Ser. A, MBIA, 6 1/2s, 9/1/17                                             Aaa             34,510,000
         59,000,000    (Dept. of Corrections-State Prisons),
                       Ser. A, 6.43s, 9/1/19                                                    A+              64,752,500
         10,105,000    Ser. A, AMBAC, 5.8s, 1/1/13                                              Aaa             11,229,181
         33,500,000    (Dept. of Corrections-State Prisons),
                       Ser. A, AMBAC, 5s, 12/1/19                                               Aaa             34,588,750
         18,000,000  CA State U. IFB, AMBAC, 8.443s, 11/1/21
                        (acquired 3/2/92, cost $19,013,580) (RES)                               Aaa             21,060,000
         10,000,000  CA Statewide Cmnty. Dev. Auth. COP
                       (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21                                  Aaa              9,750,000
            600,000  CA Statewide Cmnty. Dev. Auth. VRDN
                       (Barton Memorial Hosp.), 3.8s, 12/1/09                                   VMIG1              600,000
                     CA Statewide Cmntys. Dev. Auth. Apt.
                       Dev. Rev. Bonds (Irvine Apt. Cmntys.)
         12,500,000    Ser. A-4, 5 1/4s, 5/15/25                                                Baa2            12,843,750
         20,000,000    Ser. A-3, 5.1s, 5/15/25                                                  Baa2            20,550,000
          5,000,000    Ser. A, 5.05s, 5/15/25                                                   Baa2             5,118,750
         30,000,000    Ser. A-2, 4.9s, 5/15/25                                                  Baa2            30,712,500
            600,000  CA Statewide Cmntys. Dev. Corp. VRDN
                       (Karcher Ppty.), Ser. C, 3.4s, 12/1/19                                   VMIG1              600,000
         14,000,000  Castaic Lake, Wtr. Agcy. COP (Wtr. Syst. Impt.),
                       MBIA, 7 1/8s, 8/1/16                                                     Aaa             15,155,000
         32,000,000  Chino Basin, Regl. Fin. Auth. Rev. Bonds,
                       AMBAC, 5 3/4s, 8/1/22                                                    Aaa             34,400,000
                     Commerce Redev. Agcy. Rev. Bonds (No. 1),
                       Ser. 91-A
          8,845,000    7 1/4s, 8/1/21                                                           BBB-             9,486,263
         68,280,000    zero %, 8/1/21                                                           BBB-            20,825,400
                     Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G
         36,915,000    MBIA, 5s, 10/1/26                                                        Aaa             37,007,288
         45,000,000    MBIA, 5s, 10/1/24                                                        Aaa             45,112,500
         35,000,000  Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                       MBIA, zero %, 9/1/17                                                     Aaa             13,125,000
         10,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B,
                       9 1/2s, 7/1/20                                                           B-/P            12,050,000
         19,000,000  Delano, COP (Delano Regl. Med. Ctr.),
                       5.6s, 1/1/26                                                             BBB-            19,142,500
         15,000,000  Duarte, COP (City of Hope Med. Ctr.),
                       6 1/8s, 4/1/13                                                           Baa1            15,937,500
         23,850,000  East Bay, Muni. Util. Dist. Rev. Bonds
                       (Wastewater Treatment), FGIC, 4 3/4s, 6/1/21                             AAA             23,432,625
         10,725,000  El Camino, Hosp. Dist. Rev. Bonds, Ser. A,
                       AMBAC, 6 1/4s, 8/15/17                                                   Aaa             12,400,781
                     Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
                       (CA Toll Roads), Ser. A
         34,150,000    6 1/2s, 1/1/32                                                           Baa             37,863,813
         38,875,000    6s, 1/1/34                                                               Baa             41,985,000
         31,945,000    5s, 1/1/35                                                               Baa             31,226,238
         11,460,000  Fresno, Unified Sch. Dist. COP, 7 1/4s, 3/1/07                             A3              12,548,700
            500,000  Indio, Multi-Fam. Rev. Bonds VRDN (Carreon),
                       Ser. A, 3.7s, 8/1/26
                       (Redlands Federal Bank LOC)                                              A-1+               500,000
          3,400,000  Irvine Ranch, Wtr. Dist. VRDN
                       (Cons. Bds.), 2.5s, 10/1/05                                              A-1+             3,400,000
         10,000,000  Kern, Cmnty College Dist. COP, MBIA, 5s, 1/1/25                            Aaa             10,025,000
         10,510,000  Kern, High School Dist. G. O., Ser. 14,
                       MBIA, 9.184s, 2/1/13
                       (acquired 6/29/98,cost $14,071,159)(RES)                                 Aaa             14,950,475
            600,000  Kings Cnty., Multi-Fam. Hsg. VRDN
                       (Edgewater Isle Apts), Ser. A, 3.25s, 6/1/07                             VMIG1              600,000
                     Los Angeles Cnty., CA Pub. Wks. Fin.
                       Auth. Rev Bonds, Ser. A
          7,000,000    AMBAC, 5 1/2s, 10/1/10                                                   Aaa              7,787,500
          8,000,000    AMBAC, 5 1/2s, 10/1/09                                                   Aaa              8,930,000
          9,000,000    AMBAC, 5 1/2s, 10/1/08                                                   Aaa             10,113,750
            100,000  Los Angeles Cnty., Cmnt. Dev. Comm. IF COP
                       (Willowbrook), 3.75, 11/1/15                                             A+                 100,000
         15,000,000  Los Angeles Cnty., Dept. Wtr. & Elec. Pwr.
                       Auth. Rev. Bonds, Ser. A, MBIA, 7 1/4s, 9/15/30                          Aa3             16,256,250
         12,150,000  Los Angeles Cnty., Metro. Trans. Auth. Sales
                       Tax Rev. Bonds, Ser. A (2nd Ser.),
                       AMBAC, 5s, 7/1/25                                                        Aaa             12,180,375
         15,235,000  Los Angeles Cnty., Pub. Wks. Fin. Auth.
                       Rev. Bonds, Ser. A, MBIA, 5 3/4s, 9/1/07                                 Aaa             17,520,250
         13,000,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                       Rev. Bonds (Capital), Ser. A, MBIA, 5s, 10/1/23                          Aaa             13,016,250
         21,530,000  Los Angeles, Bldg. Auth. Rev. Bonds
                       (CA Dept. Gen Svcs.), Ser. A, MBIA,
                       5 5/8s, 5/1/11                                                           Aaa             24,355,813
          2,200,000  Los Angeles, Cmnty. Redev. Agcy. Multi-Fam.
                       VRDN (Promenade Towers), 3 1/2s, 4/1/09
                       (Barclays Bank LOC)                                                      VMIG1            2,200,000
                     Los Angeles, Convention & Exhibition
                       Ctr. Auth. Lease
         37,465,000    COP, 9s, 12/1/20                                                         Aaa             49,641,125
         19,300,000    IFB, MBIA, 6.8541s, 8/15/18
                       (acquired 9/15/94, cost $21,610,242) (RES)                               Aaa             20,626,875
                     Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
          9,305,000    7 3/8s, 2/1/29                                                           AA               9,589,826
         11,000,000    (Waterworks), 7s, 2/15/22                                                Aa              11,347,050
         51,200,000    (Electric Plant), Ser. Issue II, 6.8s, 6/1/31                            Aa3             55,872,000
         38,205,000    (Electric Plant), Ser. Issue II, 6 3/4s, 12/15/29                        Aa3             40,163,006
         25,000,000  Los Angeles, Harbor Dept. Rev. Bonds, 7.6s,
                       10/1/18                                                                  AAA             32,718,750
         15,715,000  Los Angeles, Metro. Trans. Auth. Sales Tax
                       Rev. Bonds, Ser. A, AMBAC, 5 1/2s, 7/1/08                                Aaa             17,541,869
         26,235,000  Los Angeles, Pension Auth. COP, Ser. A,
                       MBIA, 6.9s, 6/30/08                                                      Aaa             32,236,256
          2,500,000  Los Angeles, Uni. School Dist. G. O. Bonds,
                       Ser. B, FGIC, 5 3/8s, 7/1/12                                             Aaa              2,706,250
                     Los Angeles, Uni. School Dist. G. O. Bonds, Ser. B
          6,380,000    FGIC, 5 3/8s, 7/1/14                                                     Aaa              6,810,650
          7,455,000    FGIC, 5 3/8s, 7/1/13                                                     Aaa              8,014,125
          8,785,000    FGIC, 5 3/8s, 7/1/11                                                     Aaa              9,597,613
         25,000,000    FGIC, 5s, 7/1/23                                                         Aaa             25,093,750
         34,700,000  Los Angeles, Wastewater Syst. IFB, 9.036s, 6/1/19                          Aaa             41,596,625
                     Los Angeles, Wastewater Syst. Rev. Bonds
         17,150,000    Ser. B, 7.15s, 6/1/20                                                    AAA             18,479,125
         20,105,000    Ser. A, 7s, 2/1/20                                                       Aaa             21,411,825
         50,000,000    Ser. 91-5, AMBAC, 6.519s, 6/1/21                                         Aaa             52,175,500
         15,000,000    Ser. G, MBIA, 5s, 6/1/28                                                 Aaa             15,056,250
          7,775,000  Los Angeles, Wtr Dept. & Pwr. Rev. Bonds,
                       7.4s, 9/1/25                                                             Aa               8,219,963
                     Metropolitan Wtr. Dist G. O. Bonds
          2,500,000    Ser. A, 5 1/4s, 3/1/13                                                   Aaa              2,659,375
          4,000,000    Ser. A, 5 1/4s, 3/1/14                                                   Aaa              4,225,000
         20,000,000  Metropolitan Wtr. Dist. IFB
                       (Southern CA Waterwks.), 8.58s, 8/10/18                                  Aa3             25,975,000
                     Metropolitan Wtr. Dist. Rev Bonds
         22,600,000    (Southern California Waterwks.), 5.95s, 8/5/22                           Aa2             24,662,250
         10,000,000    Ser. A, 5 1/2s, 7/1/10                                                   Aa2             11,062,500
         15,425,000    Ser. A., 5s, 7/1/37                                                      Aa2             15,463,563
         20,375,000    Ser. A., 5s, 7/1/30                                                      Aaa             20,425,938
         33,755,000    (Southern CA Waterwks.), Ser. C, 5s, 7/1/27                              Aa2             33,839,388
         53,745,000    Ser. A., 5s, 7/1/26                                                      Aa2             53,946,544
         15,000,000    (Southern CA Waterwks.), Ser. B, MBIA,
                       4 3/4s, 7/1/21                                                           Aaa             14,737,500
          8,275,000  Modesto, Dist. Fin. Auth. Rev. Bonds, Ser. A,
                       MBIA, 5 3/4s, 10/1/10                                                    Aaa              9,350,750
         16,600,000  Mount Diablo, Hosp. Dist. Rev. Bonds, Ser. A,
                       AMBAC, 5s, 12/1/13                                                       Aaa             17,264,000
                     Northern CA Pwr. Agcy. Rev. Bonds
         11,645,000    (Geothermal), Ser. A, AMBAC, 5.8s, 7/1/09                                Aaa             13,304,413
          5,780,000    (Hydroelectric), Ser. A, MBIA, 5 1/4s, 7/1/12                            AAA              6,199,050
          5,440,000    (Hydroelectric), Ser. A, MBIA, 5 1/4s, 7/1/11                            AAA              5,888,800
                     Northern CA Pwr. Agcy. Multi. Cap. Fac. Rev. Bonds IF
          4,770,000    9.877s, 8/1/17                                                           Aaa              5,771,700
          3,620,000    9.877s, 8/1/17                                                           Aaa              4,515,950
          5,395,000    9.192s, 8/1/25                                                           Aaa              6,534,694
          4,105,000    6.538s, 8/1/25                                                           Aaa              5,120,988
                     Oakland CA, Bldg., Auth. Rev. Bonds
          6,540,000    AMBAC, 5 1/2s, 4/1/13                                                    Aaa              7,112,250
          6,295,000    AMBAC, 5 1/2s, 4/1/12                                                    Aaa              6,916,631
            700,000  Oakland, COP VRDN (Cap. Equip.), 3.8s,
                       12/1/15 (National Westminster Bank (LOC))                                VMIG1/P            700,000
         14,800,000  Oakland, Redev. Agcy. Rev. Bonds, MBIA,
                       5.95s, 9/1/19                                                            Aaa             15,780,500
                     Orange Cnty., COP, Ser. A
         14,520,000    MBIA, 6s, 7/1/26                                                         Aaa             16,226,100
         25,285,000    MBIA, 6s, 7/1/07                                                         Aaa             28,951,325
          1,600,000  Orange Cnty., Apt. Dev. VRDN (Harbor Pointe),
                       Ser. D, 3.5s, 12/1/06                                                    VMIG1            1,600,000
            600,000  Orange Cnty., Hsg. Auth. Dev. VRDN
                       (Village Niguel), Ser. AA, 3.7s, 12/1/08                                 VMIG1              600,000
                     Orange Cnty., Local Trans. Auth. Rev. Bonds, Ser. A
          5,000,000    MBIA, 5 1/2s, 2/15/09                                                    Aaa              5,543,750
          8,000,000    MBIA, 5 1/2s, 2/15/08                                                    Aaa              8,870,000
          7,845,000    MBIA, 5 1/2s, 2/15/07                                                    Aaa              8,698,144
                     Orange Cnty., Pub. Fac. Corp. COP
                       (Solid Waste Management)
         10,000,000    7 7/8s, 12/1/13                                                          BBB             10,272,000
          4,180,000    7 7/8s, 12/1/07                                                          BBB              4,293,696
          4,850,000  Orange Cnty., Sanitation Dists. VRDN
                       (Ref. Nos. 1-3, 5-7 & 11), AMBAC, 4s, 8/1/16                             A-1+             4,850,000
                     Orange Cnty., Trans. Auth. Sales Tax Rev.
                       Bonds, Ser. A
         11,445,000    5.7s, 2/15/11                                                            Aaa             12,961,463
         11,700,000    5.7s, 2/15/10                                                            Aaa             13,221,000
         13,960,000    5.7s, 2/15/09                                                            Aaa             15,722,450
          8,210,000    5.7s, 2/15/08                                                            Aaa              9,225,988
         16,830,000  Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                          Aa              16,830,000
         12,840,000  Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Cent. City Revitalization), Ser. A, 6 1/2s, 9/1/16                      BBB             13,883,250
         31,850,000  Palm Desert, Fin. Auth. Tax Alloc. IFB, MBIA,
                       8.585s, 4/1/22                                                           Aaa             38,220,000
          1,900,000  Palm Springs Cmnty. Redev. Agcy. COP VRDN
                       (Headquarters Hotel 10), 3.75s, 12/1/14
                       (Citibank LOC)                                                           A-1+             1,900,000
         24,855,000  Pasadena, Cap. Impt. IF COP, AMBAC, 3.43s,
                       2/1/14                                                                   Aaa             27,029,813
          2,000,000  Pasadena, VRDN COP (Rose Bowl Impt.), 2.75s,
                       12/1/16 (Canadian Imperial Bank LOC)                                     VMIG1            2,000,000
                     Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
          5,440,000    6 3/4s, 9/2/17                                                           BBB/P            5,895,600
          8,390,000    6.6s, 9/2/08                                                             BBB/P            9,176,563
          4,530,000    6 1/2s, 9/2/04                                                           BBB/P            5,039,625
          7,565,000    6 1/8s, 9/2/02                                                           BBB/P            8,066,181
         10,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. CC, MBIA,
                       5 1/2s, 7/1/08                                                           Aaa             11,150,000
         44,000,000  Rancho Cucamonga, Wtr. Dist. Fin. Auth.
                       Rev. Bonds, AMBAC, 6.427s, 8/17/21                                       Aaa             48,015,000
          7,095,000  Rancho, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Rancho Redev.), MBIA, 6 3/4s, 9/1/20                                    Aaa              7,463,514
         10,400,000  Redding, Elec. Syst. Rev. Bonds, MBIA, 8.70s,
                       7/8/22                                                                   Aaa             14,950,000
          1,400,000  Riverside Cnty., Hsg. Auth. Multi-Fam. Rev. Bonds
                       VRDN (Mtn. View Apts.), Ser. A, 3.45s, 8/1/25
                       (Redlands Federal Savings & Loan LOC)                                    A-1+             1,400,000
         12,725,000  Sacramento City Fin. Auth. Lease Rev. Bonds,
                       Ser. A, AMBAC, 5 3/8s, 11/1/14                                           Aaa             13,965,688
         23,510,000  Sacramento Cnty., Arpt. Syst. Rev. Bonds,
                       Ser. A, FGIC, 5s, 7/1/26                                                 Aaa             23,598,163
                     Sacramento, Muni. Util. Dist. Elec.
         27,000,000    IFB, FGIC, 9.071s, 8/15/18                                               Aaa             32,265,000
         12,000,000    Rev. Bonds, Ser. A, MBIA, 6 1/4s, 8/15/10                                Aaa             14,235,000
         15,800,000  San Diego Cnty., COP, AMBAC, 5 1/4s, 9/1/06                                Aaa             17,064,000
         21,400,000  San Diego Cnty., IF COP, MBIA, 6.363s, 11/18/19                            Aaa             22,898,000
                     San Diego Cnty., Wtr. Auth. COP, Ser. A
          5,000,000    5 3/4s, 5/1/11                                                           Aa3              5,693,750
          9,500,000    5 1/4s, 5/1/07                                                           Aa3             10,378,750
                     San Diego Cnty., Wtr. Auth. IF COP
         20,000,000    Ser. 91-B, MBIA, 8.02s, 4/8/21                                           Aaa             26,750,000
         28,350,000    Ser. B, MBIA, 8.67s, 4/21/11                                             Aaa             39,690,000
          3,740,000  San Diego, Single Fam. Mtge. Rev. Bonds,
                       zero % 8/1/16                                                            A3                 687,225
         30,000,000  San Diego, Conv. Ctr. Expansion Fing Auth.
                       Lease Rev. Bonds, Ser. A, 4 3/4s, 4/1/28                                 Aaa             29,400,000
          2,100,000  San Diego, Hsg. Auth. Multi-Fam. Hsg. VRDN
                       (Carmel Del Mar Apts.), Ser. A, 3.5s, 12/1/15                            A-1              2,100,000
         29,350,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                       FGIC, 5s, 5/15/25                                                        Aaa             29,423,375
         11,000,000  San Diego, Regl. Bldg. Auth. Lease COP,
                       MBIA, 6.9s, 5/1/23                                                       Aaa             11,687,500
         14,100,000  San Diego, Regl. Bldg. Auth. Lease COP,
                       MBIA, 5.65s, 5/1/13                                                      Aaa             15,087,000
                     San Francisco, City & Cnty. G.O. Bonds, Ser. 1
         32,300,000    FGIC, 5 3/4s, 6/15/07                                                    AAA             36,660,500
         30,470,000    FGIC, 5 3/4s, 6/15/06                                                    Aaa             34,278,750
                     San Francisco, Rapid Transit Dist. Sales Tax
                       Rev. Bonds
         10,000,000    5 1/2s, 7/1/09                                                           Aa3             11,187,500
         10,000,000    AMBAC, 5s, 7/1/28                                                        Aaa             10,037,500
            600,000  San Francisco, City & Cnty. Redev. Agy.
                       Multi-Fam. VRDN, LOC (Fillmore Ctr),
                       Ser. A-1, 3.3s, 12/1/17                                                  A-1+               600,000
                     San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
                       Rev. Bonds
         34,125,000    5s, 1/1/33                                                               BBB-            33,357,188
         77,825,000    Sr. Lien, 6 3/4s, 1/1/32                                                 Aaa             88,428,656
         29,100,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Merged Area Redev), MBIA, 4 3/4s, 8/1/24                                Aaa             28,554,375
                     San Marcos, Pub. Fac. Auth. Rev. Bonds
          2,000,000    5.8s, 9/1/27                                                             BB-/P            2,040,000
          1,635,000    5.8s, 9/1/18                                                             BB-/P            1,675,875
          3,000,000    5 1/2s, 9/1/10                                                           BB-/P            3,093,750
         40,000,000  San Mateo Cnty., Jt. Pwr. Fin. Auth. Rev. Bonds,
                       FSA, 5 3/4s, 7/15/29                                                     Aaa             42,850,000
         10,000,000  Santa Clara, CA Elec. Rev. Bonds, Ser. A,
                       AMBAC, 5s, 7/1/27                                                        AAA             10,037,500
         35,600,000  Santa Clara, Wtr. Dist. Rev. Bonds, FGIC,
                       5 3/4s, 2/1/15                                                           Aaa             38,270,000
          7,525,000  Sierra View, Health Care Dist. Rev. Bonds LOC,
                       5.4s, 7/1/22                                                             BBB-             7,440,344
          2,100,000  Simi Valley, Multi-Fam Hsg. VRDN, LOC, Ser. A,
                       3.5s, 7/1/23                                                             VMIG1            2,100,000
         45,200,000  South Orange Cnty., Pub. Fin. Auth. Rev. Bonds,
                       FGIC, 5 1/2s, 8/15/15                                                    Aaa             48,025,000
                     Southern CA Pub. Pwr. Auth. Rev. Bonds
          5,465,000    (Southern transmission), Ser. A, MBIA,
                       5 1/4s, 7/1/11                                                           Aaa              5,915,863
         42,690,000    (Mead Adelanto), Ser. A, AMBAC, 4 7/8s,
                       7/1/20                                                                   Aaa             42,636,638
          3,000,000  Stockton, Cmnty. Fac. Dist. Spl. Tax. Rev. Bonds
                       (Mello Roos-Weston Ranch), Ser. A, 5.8s,
                       9/1/14                                                                   BB-/P            3,041,250
          1,800,000  Stockton, Multi-Fam. Hsg. VRDN
                       (Mariners Pointe Assoc.), Ser. A, 3.55s, 9/1/18                          A-1+             1,800,000
                     Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                       Rev. Bonds (No. 94-1)
         21,775,000    6 7/8s, 9/1/24                                                           B/P             23,789,188
         33,515,000    Zero %, 9/1/14                                                           B/P             12,903,275
         40,462,000  U. of CA Rev. Bonds
                       (UCSD Med. Ctr. Satellite Med. Fac.),
                       7.9s, 12/1/19                                                            A/P             42,737,988
         59,400,000  U. of CA Hosp. IFB, 6.744s, 9/1/16                                         Aaa             67,567,500
         10,195,000  U. of CA Hosp. Med. Center Rev. Bonds,
                       AMBAC, 5.7s, 7/1/11                                                      Aaa             11,278,219
         10,000,000  Vallejo, COP (Marine World Foundation),
                       7.2s, 2/1/26                                                             BB+/P           11,112,500
          1,700,000  Vallejo, Hsg. Auth. VRDN, 3.45s, 1/1/08                                    VMIG1            1,700,000
         36,945,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                    BB+/P           40,085,314
                                                                                                            --------------
                                                                                                             3,652,818,152

Puerto Rico (1.2%)
--------------------------------------------------------------------------------------------------------------------------
     $    9,010,000  Commonwealth of PR, G.O. Bonds, MBIA, 5 3/4s,
                       7/1/11                                                                   Aaa         $   10,305,188
                     Commonwealth of PR, Pub. Impt G.O. Bonds
          8,500,000    FSA, 5 1/2s, 7/1/11                                                      AAA              9,520,000
          5,000,000    FSA, 5 1/2s, 7/1/10                                                      AAA              5,600,000
          7,215,000    FSA, 5 1/2s, 7/1/09                                                      AAA              8,080,800
         10,000,000  Commonwealth of PR,. Infrastructure Fin. Auth.
                       Rev. Bonds, Ser. A, AMBAC, 5 1/2s, 7/1/08                                Aaa             11,150,000
                                                                                                            --------------
                                                                                                                44,655,988
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $3,282,192,922) (b)                                            $3,697,474,140
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,729,849,547.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      September 30, 1998, for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $3,284,325,722, resulting in gross unrealized appreciation and depreciation of $413,150,425 and $2,007, respectively, or net unrealized appreciation of $413,148,418.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 1998 was $146,603,600 or 3.9% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1998.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at September 30, 1998, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1998.

      The fund had the following industry group concentrations greater than 10% at September 30, 1998 (as a percentage of net assets):

           Water and sewerage         19.0%

           Utilities                  10.5

      The fund had the following insurance concentrations greater than 10% at September 30, 1998 (as a percentage of net assets):

           MBIA                       24.0%

           AMBAC                      13.8


------------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1998
                                                                              Unrealized
                                            Aggregate Face    Expiration    Appreciation/
                                Total Value      Value           Date       (Depreciation)
------------------------------------------------------------------------------------------
Municipal Bond Index (Short)  $25,675,000      $25,149,794      Dec - 98       $(525,206)
US. Treasury Bond (Short)     388,095,750      372,454,649      Dec - 98     (15,641,101)
------------------------------------------------------------------------------------------
                                                                            $(16,166,307)
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,282,192,922) (Note 1)                                        $3,697,474,140
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       49,449,561
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        8,372,000
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                5,068,793
-----------------------------------------------------------------------------------------------
Total assets                                                                      3,760,364,494

Liabilities
-----------------------------------------------------------------------------------------------
Payable for subcustodian (Note 2)                                                       900,278
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                          4,351,250
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 7,572,013
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      7,700,400
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            3,358,870
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          4,144,339
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              317,483
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            53,114
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              8,240
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,990,280
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  118,680
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    30,514,947
-----------------------------------------------------------------------------------------------
Net assets                                                                       $3,729,849,547

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $3,340,596,564
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          9,723,882
-----------------------------------------------------------------------------------------------
Accumulated distributions in excess of
net realized gains on investments (Note 1)                                          (19,585,810)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                          399,114,911
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $3,729,849,547

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,073,177,679 divided by 345,773,716 shares)                                            $8.89
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.89)*                                    $9.33
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($641,686,169 divided by 72,266,390 shares)**                                             $8.88
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($14,985,699 divided by 1,687,518 shares)                                                 $8.88
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.88)***                                  $9.18
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1998
Tax exempt interest income:                                                        $213,987,145
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     16,454,584
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,770,202
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        54,074
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         31,471
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 6,119,526
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 5,123,170
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    68,026
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  56,538
-----------------------------------------------------------------------------------------------
Auditing                                                                                 72,449
-----------------------------------------------------------------------------------------------
Legal                                                                                   110,796
-----------------------------------------------------------------------------------------------
Postage                                                                                 151,876
-----------------------------------------------------------------------------------------------
Other                                                                                   318,945
-----------------------------------------------------------------------------------------------
Total expenses                                                                       32,331,657
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (490,105)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         31,841,552
-----------------------------------------------------------------------------------------------
Net investment income                                                               182,145,593
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     43,606,804
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (34,352,817)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year               80,739,975
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              89,993,962
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $272,139,555
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended September 30
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  182,145,593  $  187,384,459
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                      9,253,987      26,253,212
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           80,739,975      87,775,330
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                272,139,555     301,413,001
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                        (151,806,061)   (162,697,410)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (25,903,310)    (24,724,436)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (631,945)       (591,240)
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                         (14,439,035)     (7,788,953)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (2,752,005)     (1,298,602)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                             (60,933)        (27,148)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                   (21,698,752)    (98,622,941)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         54,847,514       5,662,271

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 3,675,002,033   3,669,339,762
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $9,723,882 and
$3,787,434, respectively)                                                        $3,729,849,547  $3,675,002,033
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.71            $8.46            $8.37            $8.09            $8.92
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .44(c)           .44              .47              .48              .50
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .21              .28              .09              .31             (.81)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .65              .72              .56              .79             (.31)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.43)            (.45)            (.47)            (.48)**          (.50)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)            (.02)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.03)            (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.47)            (.47)            (.47)            (.51)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.89            $8.71            $8.46            $8.37            $8.09
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.75             8.71             6.81            10.07            (3.53)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $3,073,178       $3,087,795       $3,149,797       $3,168,277       $3,260,769
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .77              .74              .74              .74              .68
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.06             5.20             5.60             5.86             5.86
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              30.88            23.51            29.47            47.73            21.06
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.70            $8.45            $8.37            $8.08            $8.91
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .39(c)           .39              .42              .42              .45
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .21              .27              .07              .32             (.81)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .60              .66              .49              .74             (.36)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.38)            (.39)            (.41)            (.42)**          (.45)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                       (.04)            (.02)              --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.41)            (.41)            (.45)            (.47)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.88            $8.70            $8.45            $8.37            $8.08
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            7.05             8.02             5.99             9.47            (4.15)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $641,686         $573,309         $510,394         $416,367         $349,609
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.42             1.39             1.39             1.39             1.32
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.41             4.54             4.94             5.17             5.16
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              30.88            23.51            29.47            47.73            21.06
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Feb. 14, 1995+
operating performance                                                        Year ended September 30              to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.70            $8.45            $8.36            $8.13
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .41(c)           .42              .45              .29
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .22              .27              .08              .24
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .63              .69              .53              .53
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.41)            (.42)            (.44)            (.30)**
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                        (.04)            (.02)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.45)            (.44)            (.44)            (.30)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.88            $8.70            $8.45            $8.36
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             7.43             8.39             6.48             6.56*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $14,986          $13,898           $9,149           $4,108
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.07             1.04             1.04              .69*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.76             4.92             5.24             3.52*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               30.88            23.51            29.47            47.73
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
September 30, 1998

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately 8 years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within 6 years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 1998 the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, dividends payable, market discount, realized straddle loss deferrals, and Sec. 1256 futures marked-to market. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1998, the fund reclassified $2,132,171 to increase undistributed net investment income and $126 to increase paid-in-capital, with an increase to accumulated net realized losses of $2,132,297. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1998 the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1998, fund expenses were reduced by $490,105 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,920 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $249,428 and $4,697 from the sale of class A and class M shares, respectively and $1,095,191 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $51,565 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $1,116,780,565 and $1,129,726,424, respectively. Purchases and sales of short-term municipal obligations aggregated $888,289,970 and $927,790,210, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     27,255,104       $238,598,726
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,363,957         82,108,906
-----------------------------------------------------------------------------
                                                36,619,061        320,707,632

Shares
repurchased                                    (45,556,769)      (398,786,047)
-----------------------------------------------------------------------------
Net decrease                                    (8,937,708)      $(78,078,415)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     48,492,660      $ 413,297,883
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,686,673         82,813,805
-----------------------------------------------------------------------------
                                                58,179,333        496,111,688

Shares
repurchased                                    (75,728,580)      (646,361,357)
-----------------------------------------------------------------------------
Net decrease                                   (17,549,247)     $(150,249,669)
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,991,389       $122,518,926
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,829,737         16,028,898
-----------------------------------------------------------------------------
                                                15,821,126        138,547,824

Shares
repurchased                                     (9,479,611)       (82,954,732)
-----------------------------------------------------------------------------
Net increase                                     6,341,515       $ 55,593,092
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     12,689,684       $108,106,716
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,666,892         14,238,614
-----------------------------------------------------------------------------
                                                14,356,576        122,345,330

Shares
repurchased                                     (8,812,073)       (75,125,179)
-----------------------------------------------------------------------------
Net increase                                     5,544,503       $ 47,220,151
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        640,409         $5,607,163
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       57,444            503,211
-----------------------------------------------------------------------------
                                                   697,853          6,110,374

Shares
repurchased                                       (608,320)        (5,323,803)
-----------------------------------------------------------------------------
Net increase                                        89,533          $ 786,571
-----------------------------------------------------------------------------

                                                           Year ended
                                                       September 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        839,662         $7,166,156
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       48,343            413,194
-----------------------------------------------------------------------------
                                                   888,005          7,579,350

Shares
repurchased                                       (372,169)        (3,172,773)
-----------------------------------------------------------------------------
Net increase                                       515,836         $4,406,577
-----------------------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $12,789,486 as capital gain, for its taxable year ended September 30, 1998.

The fund has designated 99% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



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Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Brett C. Browchuk
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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